Exhibit 99.1

Harnessing the Power of The Human Memory B Cell February 8, 2022 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com Copyright © 2022 Immunome, Inc. All rights reserved.

Disclaimers and Forward-Looking Statements This presentation includes certain disclosures that contain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and infectious disease programs and platform, execution of our regulatory, clinical and strategic plans, therapeutic potential and benefits of our programs and anticipated upcoming milestones for our programs, as well as the timing and progress of each of the foregoing matters. Forward-looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “suggest,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the following: the impact of the COVID-19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy, including with respect to R&D efforts, IND submissions and other regulatory filings, timing of these filings and the timing and nature of governmental authority feedback regarding the same, initiation and completion of any clinical studies, confirmatory testing and other anticipated milestones as and when anticipated; the fact that research and development data are subject to differing interpretations and assessments, including during the peer review/publication process in the scientific community and by regulatory authorities; whether our data will be published in a scientific journal and, if so, when and with what modifications; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with earlier-published data and/or data used for advancing the product candidates; the fact that changes in the profile of the diseases that our programs target could emerge that could impact our ability to address those changes; our ability to fund operations; our reliance on vendors; the competitive landscape; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Immunome’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in Immunome’s 10-Q filings and other filings and reports with the SEC. All statements contained in this document are made as of the date specified on the cover, and we undertake no duty to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of Immunome and of other organizations, which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agency publications and other publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We may make statements or predictions about future dates for achievement of milestones related to our platform and our programs. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind. Copyright © 2022 Immunome, Inc. All rights reserved. 2

Experienced Management Team



Purnanand Sarma, PhD
President & CEO

Former CEO of Taris Biomedical
Sold to Johnson & Johnson in 2019



Corleen Roche
Chief Financial Officer

Former US CFO Biogen
Former CFO, Global Vaccines, Wyeth/Pfizer



Dennis Giesing, PhD
Chief Development Officer

Former CSO at Taris Biomedical
Led DTRA funded pandemic flu program at MediVector



Sandra Stoneman, Esq.
Chief Legal Officer

Former Partner at Duane Morris
Life Sciences practice group leader



Mike Morin, PhD
Chief Scientist

Oversaw cancer, immunology and anti-bacterial drug discovery at Pfizer



Matthew Robinson, PhD
SVP, Research & Development

Antibody Structure Function Expert
formerly at Fox Chase Cancer Center

Copyright © 2022 Immunome, Inc. All rights reserved.

3

Immunome
"At A Glance"

Proprietary Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Applicable Across Multiple Therapeutic Areas

ADVANCING CLINICAL PROGRAMS AND ANTICIPATED MILESTONES

IMM-BCP-01 Treatment of COVID-19

Topline Data 1H 2022

- Three antibody cocktail
- Targets three non-overlapping regions of the spike protein
- ACE2 and Non ACE2 dependent neutralization
  - IMM20253 exhibits a novel mechanism of action
- Potent Effector Function – potential for viral clearance

IMM-ONC-01 Treatment of Solid Tumors: Targeting IL-38

IND submission 2H 2022

- Reverses IL-38 induced dampening of anti-tumor immunity
- IL-38 is a novel innate immune checkpoint
- Potential indications include lung, head & neck, melanoma

ROBUST PIPELINE ENABLED BY THE DISCOVERY ENGINE

Potential for multiple new programs and partnerships

- Target rich areas of cancer biology
  - e.g., membrane dynamics/exosomes
- Antibodies directed at several oncology treatment modalities
  - Antibody Drug Conjugates (ADCs)
  - T-cell Engagers/Bi-specifics
- Rapid Response to new infections/outbreaks

Copyright © 2022 Immunome, Inc. All rights reserved.

4

Immunome Development Pipeline and Anticipated Key Milestones ANTI-INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM-BCP-01 Three SARS- CoV-2 Epitopes Three antibody cocktail Topline Data in 1H 2022* ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM-ONC-01 IL-38 Anti IL-38 antibody IND Submission 2H 2022 Copyright © 2022 Immunome, Inc. All rights reserved. 5 *Subject to release by US FDA of the clinical hold

6 Copyright © 2022 Immunome, Inc. All rights reserved. Proprietary Discovery Engine We See Disease Through the Lens of a B cell Memory B cells: The Most Educated Components of Human Immune System Accessing B cells From Lymph Nodes, Tumor, and Blood Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody – target interactions Therapeutic Output Unique therapeutic antibody - target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

Infectious Diseases Copyright © 2022 Immunome, Inc. All rights reserved.

8 Discovery Engine Enables Rapid Isolation of Antibodies Against SARS-CoV-2 Copyright © 2022 Immunome, Inc. All rights reserved. Potential Application Against Other Infectious Agents Select convalescent patients with strong anti-viral titer Three antibody cocktail for potential prophylaxis and treatment Deep repertoire screening and characterization of antibodies Collect convalescent blood and isolate memory B cells Recombinant manufacture of antibodies Collaboration with U.S. DoD for IMM-BCP-01 program awarded, up to $17.6M in funding Isolate and functionally characterize anti-viral antibodies

COVID - Summary Current COVID Vaccines and Antibody Therapeutics Not Sufficient • Breakthrough infections despite vaccine use1 • FDA Emergency Use Authorization of antibody therapeutics for treatment of mild to moderate COVID-192 • First-generation antibody therapeutics developed based on virus neutralization to treat COVID-193 » Loss of activity against Omicron resulted in FDA limiting use of REGN and LLY EUAs4 IMM-BCP-01 Preclinical Testing Shows Potential to Change Standard of Care • Three antibody cocktail with multi-modal action » Strong viral neutralization and clearance in vitro » Retains potency against key mutations, former and current CDC variants of concern (VOCs) » IMM20253/IMM20184 effective against Omicron in in vitro live virus testing 1. https://www.cdc.gov/coronavirus/2019-ncov/vaccines/effectiveness/why-measure-effectiveness/breakthrough-cases.html 2. https://www.fda.gov/emergency-preparedness-and-response/mcm-legal-regulatory-and-policy-framework/emergency-use-authorization#coviddrugs 3. Hansen et al https://www.science.org/doi/epdf/10.1126/science.abd0827 ; Jones et al DOI: 10.1126/scitranslmed.abf1906 4. https://www.fda.gov/news-events/press-announcements/coronavirus-covid-19-update-fda-limits-use-certain-monoclonal-antibodies-treat-covid-19- due-omicron Copyright © 2022 Immunome, Inc. All rights reserved. 9

COVID-19 Therapeutics Will Remain Critical Variants will likely continue to emerge, and may rapidly change the landscape • Omicron variant encompasses >99% of all U.S. cases since discovery in November ‘21 • CDC and WHO continually monitoring for new variants that have the potential to change the landscape of infections in weeks/months. • While Omicron variant is the dominant variant today, lineage of the potential next variant is uncertain Evidence of decreased vaccine coverage against variants 1 • Increased breakthrough infection rates and transmission Large populations will likely need therapeutic intervention • Unvaccinated population • High risk patients who do not derive benefit from vaccines • Vaccinated patients with breakthrough infections Copyright © 2022 Immunome, Inc. All rights reserved. 10 https://covid.cdc.gov/covid-data-tracker/#variant-proportions 1Planas et al Nature 596, 276-280 (2021) https://doi.org/10.1038/s41586-021-03777-9

IMM-BCP-01 Cocktail Leverages Multiple Mechanisms of Action

	immunome	REGENERON	Lilly	AstraZeneca	VIR gsk	adagio
	IMM-BCP-01	Regen-CoV	Bamlanivimab & Etesevimab	AZD7442	Sotrovimab	ADG20
ACE2 Dependent Neutralization	✓✓	✓✓	✓✓	✓✓		✓
Non ACE2 Dependent Neutralization	✓*				✓	
Viral Clearance	✓✓✓	✓✓	✓		✓	✓
In vivo Potency*** (neutralization + viral clearance)	+++	+	+	+	+	+

* Immunome's antibody broadly synergizes with multiple ACE2 dependent neutralizing antibodies based on in vitro testing
** Copin et al doi.org/10.1101/2021.03.10.434834
*** See slide 14 for analysis

Note : Based on our current beliefs/opinions about selected publicly available preclinical data for other products and programs relative to IMM-BCP-01

Copyright © 2022 Immunome, Inc. All rights reserved.

11

IMM-BCP-01: Leverages Unique and Cryptic Epitopes EPITOPE 1: IMM20253 (Non-ACE2 Dependent) • Broadly conserved across all SARS-CoV-2 strains and other Beta coronaviruses • Novel mechanism. Induces conformational change in Spike that enhances proteolysis and S2 release EPITOPE 2: IMM20184 (ACE2 Dependent) • Broadly conserved epitope across SARS-CoV-2 strains • Antibody exhibits an avidity-based binding mechanism EPITOPE 3: IMM20190 (ACE2 Dependent) • Antibody is a potent ACE2 competitor • A composite epitope involving the receptor binding ridge and an area adjacent to the receptor binding loop Three antibody cocktail exhibits synergy across neutralization and non-neutralization mechanisms Copyright © 2022 Immunome, Inc. All rights reserved. 12

IMM-BCP-01 Neutralizes Virus Utilizing Different Mechanisms Pre-fusion spike (S1 + S2) Post-fusion spike (S2) ACE2 BLOCKADE CONFORMATIONAL CHANGE AND S2 RELEASE ACE2 1 2 IMM20253 IMM20190 + IMM20184 Compete ACE2 Binding S2 (S1 +S2) Spike Spike + ACE2 Spike + IMM20253 Spike + IMM20190 - 15 60 - 15 60 - 15 60 15 60 Induces Protease Sensitive Conformation Copyright © 2022 Immunome, Inc. All rights reserved. 13

IMM-BCP-01 Sotrovimab (EUA Approved at 500 mg Dose) Multiple Mechanisms Drive Superior Preclinical Efficacy No Rx 3 mg/kg Copyright © 2022 Immunome, Inc. All rights reserved. 14 Cathcart, AL et al BioRxiv https://doi.org/10.1101/2021.03.09.434607 6 mg/kg 9 mg/kg • Prophylactic setting (Day -1) in infected hamsters • ~2.2 log clearance at 3 mg/kg (total Ab) • ~4 log clearance at 9 mg/kg (total Ab) • Similar dose response obtained with Beta strain Vehicle 0.1 m g ea 0.2 m g ea 0.3 m g ea 101 102 103 104 105 106 107 P F U / g l u n g Vehicle 0.1 m g ea 0.2 m g ea 0.5 m g ea 101 102 103 104 105 106 107 P F U / g l u n g LOD LOD 2-log clearance 2-log clearance Nikitin PA et al BioRxiv https://doi.org/10.1101/2021.10.18.464900 • Prophylactic setting (Day -1) in infected hamsters • ~ 2-log clearance at 5mg/kg • Dose response appears to plateau at 5 mg/kg » Increasing to 30 mg/kg does not provide better efficacy WA1/2020 WA1/2020

Multi-Modal Activity Elicits Robust Efficacy

Infected Hamster Model in Treatment Setting
REF (WA1/2020)

- ~3-log reduction at 3 mg/kg dose
- IMM-BCP-01 exhibits typical IgG1 clearance
  - » Dose range (3 – 15 mg/kg total Ab) yielded estimated Cmax values between 40 – 200 µg/mL (0.3 – 1.3 µM)

Nikitin PA et al BioRxiv
https://doi.org/10.1101/2021.10.18.464900


REF (WA1/2020)
TCID50/g lung
10^7
10^6
10^5
10^4
10^3
10^2
10^1
***
No Rx
3 mg/kg

Copyright © 2022 Immunome, Inc. All rights reserved.

15

Multiple Neutralization Mechanisms Induce Combinatorial Effect

IMM-BCP-01 is Active Across Variants

IMM-BCP-01 Acts Additively and Synergistically to Neutralize Variants[1]


HSA synergy score: 14.978
Abs 2, 3 (nM)

	Alpha
Overall HSA score	15
Peak HSA score	61.1

1. Combinatorial effects quantified by Highest Single Agent model (HSA). Synergism (>10), additivity (-10 → 10), antagonism (<-10)

IMM-BCP-01 Neutralization of Pseudovirus[1]


IMM-BCP-01 Neutralizes Broad Array of Variants
Neutralization (%)
125
100
75
50
25
0
-25
-50
-1
0
1
2
3
Log [Ab] nM
Cmax2
Spike "REF"
D614G
B.1.1.7 (alpha)
B.1.351 (beta)
B.1.429 (epsilon)
P.1/P.2 (gamma)
B.1.617 (L452/E484Q)
B.1.617.2 (delta)
B.1.617.2.1 (delta plus)
C.37 (lambda)

- Activity maintained over 20 single point and complex mutations
- Neutralization of all clinically relevant variants tested to date

1. Nikitin PA et al BioRxiv (https://doi.org/10.1101/2021.10.18.464900)
2. Hamster Cmax (total antibody); based upon 9 m/kg dose in hamster

Copyright © 2022 Immunome, Inc. All rights reserved.

16

Neutralizes Prior Variants of Concern Retains Neutralization Activity Against Omicron1 Neutralization potency against Beta variant translates into robust lung viral load reduction in the hamster model Less than 5x shift in IC50 between: • WA1/2020 and Omicron for both IMM20184/IMM20253 and S309 (Sotrovimab) • IMM20184/IMM20253 and S309 (Sotrovimab) in head-to-head assays 17 IMM-BCP-01 Exhibits Broad Neutralization Across Live Virus Variants Copyright © 2022 Immunome, Inc. All rights reserved. -2 -1 0 1 2 3 -25 0 25 50 75 100 125 Log [Ab] nM N e u t r a l i z a t i o n ( % ) SARS-CoV-2 Isolates IMM20190/184/253 (1:1:1) BavPat-1 (D614G) Alpha (B.1.1.7) Beta (B.1.351) Gamma (P.1) SARS-CoV-2 Isolates IMM-BCP-01 Cmax 0 1 2 3 -20 0 20 40 60 80 100 120 WA1/2020 (PFU, VeroE6) Log [Ab] nM N e u t r a l i z a t i o n ( % ) S309 IMM20253/IMM20184 (1:1) 0 1 2 3 -20 0 20 40 60 80 100 120 Log [Ab] nM N e u t r a l i z a t i o n ( % ) Omicron (PFU, VeroE6) S309 IMM20253/IMM20184 (1:1) 1. (https://www.sotrovimab.com/hcp/clinical-safety-variant-info/)

Viral Clearance Mechanisms Are Necessary to Maintain Therapeutic Efficacy Neutralization is not sufficient in treatment setting » Mutating the Fc domain (LALA-PG) of anti-Spike antibodies does not alter in vitro neutralization potency, but destroys efficacy in a mouse treatment model of COVID-19 1. Winkler et al Cell DOI:https://doi.org/10.1016/j.cell.2021.02.026 Neutralization Lung Titers: 8 dpi Survival Copyright © 2022 Immunome, Inc. All rights reserved. 18

IMM-BCP-01: Non-Neutralization Mechanisms Directed at Viral Clearance VIRALLY-INFECTED CELL (intracellular) PHAGOCYTE (M∅) PHAGOCYTOSIS NEUTRALIZATION ANTIBODY-DEPENDENT CELLULAR CTYOTOXICITY COMPLEMENT FIXATION VIRAL TARGET NK CELL C1q Copyright © 2022 Immunome, Inc. All rights reserved. 19

In Vitro Data Shows Potential for Multiple Viral Clearance Mechanisms In Vivo Complement Fixation Cmax 1 Phagocytosis Cmax 1 Antibody-Dependent Cellular Cytotoxicity Cmax 1 • Antibodies alone or in combination demonstrate Fc driven effector function • Effector function activities take place at concentrations lower than anticipated plasma levels Isotype IMM-BCP-01 IMM20184 IMM20190 IMM20253 IMM20184/253 1. Hamster Cmax (total antibody); based upon 9 m/kg dose in hamster Copyright © 2022 Immunome, Inc. All rights reserved. 20

IMM-BCP-01 Summary • Dose ranging, Safety, PK and early efficacy • Antibody synergy across neutralization and non- neutralization mechanisms. Clearance by phagocytosis and complement fixation • Potent reduction in lung viral load in SARS-CoV-2 infected hamsters • Multi-modal MOA; Antibodies directed at non- overlapping/ conserved epitopes provide broad coverage Broad Activity Across Variants Multiple Mechanisms Drive Superior Preclinical Efficacy Synergy Enabled by Cocktail Approach Anticipated Phase 1b Topline Data in 1H 2022 Copyright © 2022 Immunome, Inc. All rights reserved. 21

Oncology • RESEARCH & DEVELOPMENT Copyright © 2022 Immunome, Inc. All rights reserved.

Oncology – Key messages Highly disruptive platform discovering novel targets through function-based interrogation of patient memory B cell response to tumors • Among ~2,400 hits from historical screening, ~150 recombinant mAbs were characterized, >70 novel targets/antibodies were identified to-date • Significant potion of antibodies target cryptic or ectopic epitopes • Target rich areas of novel cancer biology (e.g., exosome targeting) Patient derived antibodies against novel targets with potential for highly selective tumor targeting therapies • Drug or radionuclide conjugates, i.e., ADC or RAIT • Bispecific T-cell engager targets • CAR-T Newly established screening paradigm enabling fast identification of potential ADC candidates Copyright © 2022 Immunome, Inc. All rights reserved. 23

24 Copyright © 2022 Immunome, Inc. All rights reserved. Proprietary Discovery Engine We See Disease Through the Lens of a B cell Memory B cells: The Most Educated Components of Human Immune System Accessing B cells From Lymph Nodes, Tumor, and Blood Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody – target interactions Therapeutic Output Unique therapeutic antibody - target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

25 Human Antibody Response Against Tumor in Patients 25 25 CANCER A CANCER B CANCER C CANCER X Advantages of the Immunome Platform Copyright © 2022 Immunome, Inc. All rights reserved. Targeting Unique Features on Cancer Cells NORMAL CANCER Mis-folded Protein Ectopic expression Alternate Splicing Non-Silent Gene Mutations Diverse B Cell Clones • Target different tumor types • Rich mechanism of actions Applicable Across Broad Cancer Indications

Novel Insights from Discovery Engine

Systematic Mining of Antibodies Reveal Disease Relevant Functional Clusters

Diverse Cancer Landscape

14	>350	~140	~250K
Cancers	Patients	Libraries	Hybridoma

A Highly Productive Platform

~2400*	150	>70
Tumor binding Hits	mAbs Expressed*	Antibody / Target pair

*~ 800 hits at various stages of processing, ~1600 available for future interrogation


Membrane Dynamics
Growth Signaling
Immune Modulation
Novel Targets
Extracellular Matrix
Metabolism
Discovery Engine

Copyright © 2022 Immunome, Inc. All rights reserved.

26

Immunome Oncology R&D Pipeline

Targets Identified from Patient Antibodies

Program	Novel Immune Modulators	Potential Cancers of Relevance	Format
IMM-ONC-01 (Anti-IL-38)	Neutralize apoptotic tumor cells derived IL-38; recruit and activate immune cells	Lung, head & neck, gastroesophageal	mAb

Target Research → Lead Identification → Lead Optimization → Pre-clinical development

Program	Membrane Dynamics, Exosomes	Potential Cancers of Relevance	Format
IMM20059	Block PD-L1 on exosomes expressing novel target; reactivate exhausted anti-tumor T cells	PD-L1 resistant melanoma and prostate	Bi-specific

Target Research → Lead Identification

Program	Tumor Targeting	Potential Cancers of Relevance	Format
IMM20326	Direct killing of tumors expressing target on surface	Various solid tumors	ADC

Target Research → Lead Identification

IMM20065	Direct killing of tumors expressing target on surface	Various solid tumors	ADC

Target Research

Copyright © 2022 Immunome, Inc. All rights reserved.

27

IL-38: A Novel Oncology Target

IL-38 Dampens Innate Anti-Tumor Immunity

IL-38

AGONISTS	ANTAGONISTS
IL36α IL36β IL36γ	IL36Ra IL38
Autoimmunity	Immune Suppression

- IL-38 is an IL-1 cytokine family member, but most closely resembles the natural antagonists of the family (IL-1Ra and IL-36a)

Typical Inflammatory Anti-tumor Response


Productive Immune Response
IL-38[1]
PD-1/PD-L1
Tumor Microenvironment
Immune Desert
Pre-Inflamed
Inflamed
Exhausted
Tumor
B Cell
Activated T Cell
Macrophage
Dendritic Cell
Exhausted T Cell

- IL-38 inhibits infiltration & pro-inflammatory activity of innate immune cells (e.g., MΦ, γδT cells, DCs)
- IL-38 inhibits innate immune responses by dendritic cell precursors, macrophages

Copyright © 2022 Immunome, Inc. All rights reserved.

28

• IL-38 secretion associated with apoptotic cell death1 • Acts during tissue damage to limit unwanted immune activation2 • Tumor cells secrete IL-38 during apoptosis in vitro • Rational combination with chemotherapies that induce apoptosis in tumors Inverse Relationship Between IL-38 Expression and Immune Cell Infiltration in Tumors Tumor Cells Secrete IL-38 Upon Apoptosis Induction 29 Clinical Consequences of IL-38 Expression Copyright © 2022 Immunome, Inc. All rights reserved. Potential for IL-38 Combination Studies with Existing Therapies M e d i a 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 1000 2000 3000 4000 5000 I L - 3 8 ( p g / m L ) 786O HuH7 MDA MB231 SKMEL28 SKOV3 A549 1. Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2. Wei et al. J. Cell Mol. Med. 2016;00 :1 Immunome Data

IL-38 Expression in Solid Tumors

IL-38 is Expressed in Multiple Tumors of High Unmet Medical Need

IL-38 is Expressed in Multiple Tumors of High Unmet Medical Need



Head & Neck
23%
HNSC
TUMOR
NORMAL
Esophagus
53%
ESCA
Lung, Squamous
41%
LUSC
Cervix
48%
CESC
Bladder
25%
BLCA
Skin
14%
SKCM
Prostate
30%
PRAD
Lung, Adeno
9%
LUAD

Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

IL-38 Expression in Multiple Cancer Types Confirmed in Real-World Data*

- Analyzed IL-38 expression in >60 types of cancer
- High frequency of IL-38 positive patients were confirmed in
  - Head & neck squamous carcinoma (>80%)
  - Gastroesophageal squamous carcinoma (>70%)
  - Squamous lung carcinoma (>40%)
- Additional analyses ongoing to understand IL-38 expression in association with PD-1/PD-L1 expression, HPV status, or tumor mutation burden

*Source: Tempus

Copyright © 2022 Immunome, Inc. All rights reserved.

30

31 IL-38 Expression in Solid Tumors Copyright © 2022 Immunome, Inc. All rights reserved. IL-38 Protein Expression Correlates with RNA Expression in Human Tumor Samples Weak SCC of Max. Sinus Stage III. T3N0M0 Moderate SCC of Tongue root Stage II. T2N0M0 Strong ACC of Parotid Stage II. T2N0M0 Isotype Control Anti-IL-38 (Immunome Clone) Doc031444 Rns050268 Doc180370 Doc160118 Doc170308 Rla150076 Rla060077 Rla020054 Rla090037 Rla110026 Rla130042 Rla130030 Rla140065 Rla010088 Doc090247 Doc062302 Doc062238 Doc062307 Doc030463 Doc130472 Doc130498 Doc110193 Doc022782 Doc140073 Doc140148 Doc062305 Doc090149 Doc070369 Doc140045 Doc100308 Doc180074 Rla010162 Rla130058 Rla010173 Rla130065 Rla020063 Rla050007 Rla020058 Doc061830 Doc060621 Rns020666 Doc140185 Doc031808 Doc070310 Doc140052 Doc180365 Doc160077 Doc030456 Doc062298 Rla010005 Rla100018 Rla100010 Rla150098 Rla010059 Rla020053 Rla010107 Rla150092 Rla010109 Rla010106 Rla050272 Rla010145 Rla060024 Rla010072 Rla020258 Rla010144 Rla060088 Rla020060 Rla060596 Doc140124 Doc180268 0 2 4 6 Stage I Stage II Stage III Stage IVA Weak Moderate Strong Negative High Frequency of H&N Squamous Carcinoma Tumors Expresses IL-38 IL-38 protein was detected by IHC on commercially available tumor microarray

IL-38 Overexpression Inhibits Infiltration of T cells into Tumors In Vivo High IL-38 Expression is Associated with Reduced Immune Cell Infiltration 32 IL-38 Expression in Solid Tumors Copyright © 2022 Immunome, Inc. All rights reserved. IL-38 is Associated with Reduced Immune Cell Infiltration Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Similar findings were also confirmed in real-world data (Tempus) -0.6 -0.4 -0.2 0.0 0.2 0.4 0.6 SKCM CESC LUAD ESCA LUSC HNSC T Cells -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 SKCM CESC LUAD ESCA LUSC HNSC B Cells -0.6 -0.4 -0.2 0.0 0.2 0.4 0.6 SKCM CESC LUAD ESCA LUSC HNSC Macrophages -0.50 -0.25 0.00 0.25 0.50 SKCM CESC LUAD ESCA LUSC HNSC Monocytes -0.2 -0.1 0.0 0.1 0.2 SKCM CESC LUAD ESCA LUSC HNSC NK Cells SKCM CESC LUAD ESCA LUSC HNSC Key D e c r e a s e d i n I L - 3 8 H i g h T u m o r s I n c r e a s e d i n I L - 3 8 H i g h T u m o r s ImSig Score Difference (IL-38 High minus IL-38 low) • IL-38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in lung, head & neck, and gastroesophageal cancers Kinoshita et al, Cancer Immunol. Immunother.(2021) 70:123 1200 1000 800 600 400 200 CD3 (/mm 2 ) LLC - vector LLC – IL38 800 700 600 500 400 300 200 100 0 CD8 (/mm 2 ) LLC - vector LLC – IL38

Demonstration of Anti-Tumor Activity (B16F10 Model) Induction of Anti-Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM-ONC-01 significantly inhibits B16.F10 tumor growth in vivo at 10 or 50 mg/Kg doses • ~40% response rate upon treatment with IMM-ONC-01 • Animals with complete cures resistant to tumor re-challenge » Strongly suggests immunological memory » Consistent with indirect effect on T cells 33 IMM-ONC-01 Copyright © 2022 Immunome, Inc. All rights reserved. Blocking IL-38 Leads to Tumor Control in Two Different Tumor Models Isotype IMM-ONC-01 50 10 50 mg/Kg Q3D * p < 0.05 0 10 20 30 40 0 50 100 Day % S u r v i v a l IMM-ONC-01 Vehicle control 5 10 15 20 25 0 250 500 750 1000 Day T u m o r V o l u m e M e a n ± S E M ( m m 3 )Vehicle control IMM-ONC-01

• IL-38 is a novel checkpoint in the innate immune system • Targeting IL-38 using IMM-ONC-01 expected to boost anti-tumor immunity • Preclinical research confirms the mechanism of action, and demonstrates efficacy, even as a monotherapy » Potential indications include lung, head and neck, and gastroesophageal • IND filing anticipated in 2H 2022 IMM-ONC-01 is a Novel Antibody Candidate Targeting IL-38 IMM-ONC-01 Program Summary – Modulating Innate Anti-Tumor Immunity huIgG (PDB 1HZH)1 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH Copyright © 2022 Immunome, Inc. All rights reserved. 34

Oncology: Antibody Drug Conjugates • RESEARCH & DEVELOPMENT Copyright © 2022 Immunome, Inc. All rights reserved.

Beyond Canonical Targets for ADC-based Targeting of Cancer 36 Copyright © 2022 Immunome, Inc. All rights reserved. Canonical Non-Canonical HER2 EGFR TROP2 CD19 Current ADC development is focused on canonical targets Non-canonical targets represent large portion of the cellular landscape Novel tumor antigens are needed to help develop better ADCs

High Throughput Screening Platform Yields Multiple Potential Therapeutic Applications

HYBRIDOMA LIBRARY

ANTIBODIES


YES
NO

Binding to **membrane extracts** or **cancer cells**

5,000 antibodies in quadruplets per protein array against **>100 of tumors and cell lines**

FACS analysis against 36 tumor cell lines and 10 normal cell lines

Strong binding to **tumor cell lines**, but minimal binding to **normal cell lines**

Efficient **internalization** into cancer cell line

Imaging-based internalization assay using pH sensitive florescent dyes

Protein array against > **21,000 human proteins** and **isoforms**

Novel ADC candidates

Novel candidates for tumor targeted therapies (e.g., unmodified Ab's, T-cell engagers, CAR-T, etc)

Copyright © 2022 Immunome, Inc. All rights reserved.

Immunome "At A Glance"

Proprietary Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Applicable Across Multiple Therapeutic Areas

ADVANCING CLINICAL PROGRAMS AND ANTICIPATED MILESTONES

IMM-BCP-01 Treatment of COVID-19

Topline Data 1H 2022

- Three antibody cocktail
- Targets three non-overlapping regions of the spike protein
- ACE2 and Non ACE2 dependent neutralization
  - IMM20253 exhibits a novel mechanism of action
- Potent Effector Function – potential for viral clearance

IMM-ONC-01 Treatment of Solid Tumors: Targeting IL-38

IND submission 2H 2022

- Reverses IL-38 induced dampening of anti-tumor immunity
- IL-38 is a novel innate immune checkpoint
- Potential indications include lung, head & neck, melanoma

ROBUST PIPELINE ENABLED BY THE DISCOVERY ENGINE

Potential for multiple new programs and partnerships

- Target rich areas of cancer biology
  - e.g., membrane dynamics/exosomes
- Antibodies directed at several oncology treatment modalities
  - Antibody Drug Conjugates (ADCs)
  - T-cell Engagers/Bi-specifics
- Rapid Response to new infections/outbreaks

Copyright © 2022 Immunome, Inc. All rights reserved.

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